EXHIBIT 99.4



                       GOLDEN RIVER RESOURCES CORPORATION
                           WARRANT TO PURCHASE SHARES
             OF COMMON STOCK OF GOLDEN RIVER RESOURCES CORPORATION.

                                                             WARRANT TO PURCHASE
                                               20,000,000 SHARES OF COMMON STOCK

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (I) TO THE COMPANY, (II) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (III) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (IV) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION, IN THE CASE OF
(III) OR (IV) ABOVE, AFTER PROVIDING AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE 1933 ACT.

     FOR VALUE RECEIVED, Golden River Resources Corporation, a Delaware corporation (the "Company"), hereby certifies that Credit Suisse Client Nominees
(UK) Limited, its successor or permitted assigns (the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at the times specified herein, 20,000,000 fully paid and non-assessable shares of Common Stock of the Company, par value $.0001 per share (the "Common Stock"), at a purchase price per share equal to the Exercise Price (as hereinafter defined).

     Notwithstanding anything contained herein to the contrary, the Warrant represented by this certificate shall not be exercisable by the Holder, in whole or in part, and the Company shall not give effect to any such exercise of the Warrant, if, after giving effect to such exercise, the Holder, together with any Affiliate of the Holder (including any person or company acting jointly or in concert with the Holder) (the "Joint Actors") would in the aggregate beneficially own, or exercise control or direction over that number of voting securities of the Company which is 9.99% or greater of the total issued and outstanding voting securities of the Company, immediately after giving effect to such exercise; provided, however, that upon a holder of this Warrant providing the Company with sixty-one (61) days notice (the "Waiver Notice") that such Holder would like to waive this paragraph with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this paragraph will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice. For the purposes of this paragraph, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.

1. Definitions. (a) The following terms, as used herein, have the following meanings:

     "AFFILIATE" shall have the meaning given to such term in Rule 12b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

     "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in the City of Melbourne, Victoria Australia are authorized by law to close.

     "COMMON STOCK" means the Common Stock, par value $.0001 per share, of the Company.

     "DULY ENDORSED" means duly endorsed in blank by the Person or Persons in which whose name a stock certificate is registered or accompanied by a duly executed stock assignment separate from the certificate with the signatures(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange act or of the National Association of Securities Dealers, Inc.

     "EXERCISE DATE" means the date a Warrant Exercise Notice is delivered to the Company in the manner provided in Section 8 below.

     "EXERCISE PRICE" means $0.1542.

     "EXPIRATION DATE" means 5:00 p.m. (Melbourne, Victoria Australia) on April 30, 2011; provided that if such date shall in the City of Melbourne, Victoria Australia be a holiday or a day on which banks are authorized to close, then 5:00 p.m. on the next following day which in the city of Melbourne, Victoria Australia is not a holiday or a day on which banks are authorized to close.

     "FAIR MARKET VALUE" means as to any security, the average closing prices of such security's sales on the Principal Market for the day as of which "Fair Market Value" is being determined, or if there have been no sales on any such exchanges on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day. If the Common Stock is not listed or admitted to unlisted trade privileges and bid and asked prices are not so reported, the Fair Market Value shall be determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

     "INITIAL WARRANT EXERCISE DATE" means the date hereof.

     "PERSON" means an individual, partnership, corporation, trust, joint stock company, association, joint venture, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "PRINCIPAL MARKET" means the National Association of Securities Dealers electronic over-the-counter bulletin board ("OTCBB"), or if not quoted on the OTCBB, the primary securities exchanges or market on which such security may at the time be listed or quoted for trading.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SUBSCRIPTION AGREEMENT" means the Subscription Agreement dated June 9, 2006, between the original holder of this Warrant and the Company.

     "WARRANT SHARES" means the shares of Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time.

2.   Exercise of Warrant.

     (a) The Holder is entitled to exercise this Warrant in whole or in part at any time on or after the Initial Warrant Exercise Date until the Expiration
Date. To exercise this Warrant, the Holder shall execute and deliver to the Company a Warrant Exercise Notice substantially in the form annexed hereto. No earlier than five (5) days after delivery of the Warrant Exercise Notice, the Holder shall deliver to the Company this Warrant Certificate, including the Warrant Exercise Subscription Form forming a part hereof duly executed by the Holder, together with payment of the applicable Exercise Price. Upon such delivery and payment, the Holder shall be deemed to be the holder of record of the Warrant Shares subject to such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.

     (b) The Exercise Price may be paid to the Company either:

          (i) in cash or by certified or official bank check or bank cashier's check payable to the order of the Company, or by wire transfer or by any combination of cash, check or wire transfer.

          (ii) by providing the Company a written notice that the Holder is exercising the Warrant (or a portion thereof) on a "cashless" basis in exchange for that number of shares of Warrant Stock equal to the product of (x) the number of shares as to which such Warrant, or portion thereof, is being exercised multiplied by (y) a fraction, the numerator of which is the Fair Market Value (as hereinafter defined) of the Warrant Stock less the Exercise Price and the denominator of which is such Fair Market Value. Solely for the purposes of this Section 2(b)(ii), Fair Market Value shall be calculated either (i) on the Exercise Date or (ii) as the average of the Fair Market Values for each of the five trading days preceding the Exercise Date, whichever results in a higher Fair Market Value.

          By way of illustration for the purposes of this Section 2(b)(ii), the Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant, computed using the following formula:

                                 X =     Y(A-B)
                                         ------
                                           A

                  Where:         X =     The number of shares of Common Stock to
                                         be issued to the Holder

                                 Y = The number of Shares purchasable under this Warrant (at the date of such calculation) with respect to which this Warrant is exercised

                                 A = The Fair Market Value of one share of Common Stock

                                 B = The Exercise Price (as adjusted to the date of such calculation)

     (c) If the Holder exercises this Warrant in part, this Warrant Certificate shall be surrendered by the Holder to the Company and a new Warrant Certificate of the same tenor and for the unexercised number of Warrant Shares shall be executed by the Company. The Company shall register the new Warrant Certificate in the name of the Holder or in such name or names of its transferee pursuant to paragraph 5 hereof as may be directed in writing by the Holder and deliver the new Warrant Certificate to the Person or Persons entitled to receive the same.

     (d) In the event of any exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the shares of Warrant Shares so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after such exercise (the "Delivery Date") or, at the request of the Holder and provided the Issuer participates in the DTC FAST system described below (provided that a registration statement under the Securities Act providing for the resale of the Warrant Stock is then in effect), issued and delivered to the Depository Trust Company ("DTC") account on the Holder's behalf via the Deposit Withdrawal Agent Commission System ("DWAC") within a reasonable time, not exceeding three (3) Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the holder of the Warrant Shares so purchased as of the date of such exercise.

     (e) Upon surrender of this Warrant Certificate in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant Certificate appropriate evidence of ownership of the shares of Warrant Shares or other securities or property to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, the name or names of the Holder or such transferee as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property to the Person or Persons entitled to receive the same.

3.   Restrictive Legend and Registration.

     (a) Certificates representing shares of Common Stock issued pursuant to this Warrant shall bear a legend substantially in the form of the legend set forth on the first page of this Warrant Certificate to the extent that and for so long as such legend is required pursuant to applicable law.

     (b) The Company agrees to reissue this Warrant or certificates representing any of the Warrant Shares, without the legend if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Company upon the occurrence of: (a) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Securities and Exchange Commission and has become effective under the Securities Act and the Holder provides the Company's transfer agent with a written representation that a current prospectus has been delivered to the purchaser at or before the time of the sale or transfer of the Warrant Shares,
(iii) the Company has received other evidence reasonably satisfactory to the Company that such registration and qualification under the Securities Act and state securities laws are not required, or (iv) the Holder provides the Company with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act; and (b) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or "blue sky" laws has been effected or a valid exemption exists with respect thereto. The Company will respond to any such notice from a holder within three (3) business days. In the case of any proposed transfer under this Section 3(b), the Company will use reasonable efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or "blue sky" laws of any state for which registration by coordination is unavailable to the Company. The restrictions on transfer contained in this Section 3(b) shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Warrant. Whenever a certificate representing the Warrant Shares is required to be issued to a the Holder without a legend, in lieu of delivering physical certificates representing the Warrant Shares, provided the Company's transfer agent is participating in the DTC Fast Automated Securities Transfer program, the Company shall use its reasonable best efforts to cause its transfer agent to electronically transmit the Warrant Shares to the Holder by crediting the account of the Holder's prime broker with DTC through its DWAC system (to the extent not inconsistent with any provisions of this Warrant or the Subscription Agreement).

4.   Covenants of the Company.

     (a) The Company hereby agrees that at all times (after June 26, 2006) there shall be reserved for issuance and delivery upon exercise of this Warrant such number of its authorized but unissued shares of Common Stock or other securities of the Company from time to time issuable upon exercise of this Warrant as will be sufficient to permit the exercise in full of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

     (b) The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

     (c) Before taking any action which would cause an adjustment reducing the current Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.

     (d) Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

     (e)  The  Company   covenants   that  during  the  period  the  Warrant  is
outstanding, it will use its best efforts to comply with any and all reporting obligations under the Securities Exchange Act of 1934, as amended.

     (f) The Company  will take all such  reasonable  action as may be necessary
(i) to maintain a Principal Market for its Common Shares in the United States and (ii) to assure that such Warrant Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

     (g) The Company shall preserve and maintain its corporate existence and all licenses and permits that are material to the proper conduct of its business. and it shall refrain from changing its name.

     (h) The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant.

5.   Exchange, Transfer or Assignment of Warrant; Registration

     (a) Each taker and holder of this Warrant Certificate by taking or holding the same, consents and agrees that the registered holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby.

     (b) The Holder agrees that it will not transfer, hypothecate, sell, assign, pledge or encumber any Warrants or Warrant Shares unless such securities are registered under the Securities Act and registered or qualified under any applicable state securities laws or such transfer is effected pursuant to an available exemption from registration.

     (c) The Holder of this Warrant has been granted certain registration rights by the Company. The registration rights are set forth in that certain Subscription Agreement, the terms of the Subscription Agreement are incorporated herein by this reference. A copy of the Subscription Agreement is available for inspection at the principal offices of the Company upon written request.

6. Anti-Dilution Provisions. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

     (a) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares shall be proportionately adjusted to reflect such dividend, distribution, subdivision, reclassification or combination. For example, if the Company declares a 2 for 1 stock split and the number of Warrant Shares immediately prior to such event was 200,000, the number of Warrant Shares immediately after such event would be 400,000. Such adjustment shall be made successively whenever any event listed above shall occur.

     (b) If and whenever the Company shall (i) issue or sell any shares of its common stock for a consideration per share less than the warrant exercise price in effect immediately prior to the time of such issuance or sale, (ii) issue or sell any warrants, options or other rights to acquire shares of its common stock at a purchase price less than the warrant purchase price in effect immediately prior to the time of such issuance or sale or (iii) issue or sell any other securities that are convertible into shares of its common stock for a purchase or exchange price less than the warrant exercise price in effect immediately prior to the time of such issuance or sale (except for (a) the issuance or sale of up to 5,000,000 shares of the Company's common stock pursuant to the exercise of employee stock options that may be granted to officers, directors, employees or consultants pursuant to employee stock option plans adopted by the Company's Board of Directors as of the date of this warrant and (b) the issuance or sale of shares of the Company's common stock pursuant to warrants, options or other convertible securities outstanding on the issuance date of this Warrant) (a "Dilutive Issuance") then, upon such issuance or sale, the warrant Eexercise Pprice shall be shall be adjusted as of the date of such issuance or sale to equal the product obtained by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be (x) the sum of (A) the number of shares of common stock outstanding on the record date of such issuance or sale plus (B) the total consideration to be received on account of such issuance or sale divided by the current Exercise Price, and the denominator of which shall be (y) the number of shares of common stock outstanding on the record date of such issuance or sale plus the maximum number of additional shares of common stock issued, sold or issuable upon exercise or conversion of such securities.

     (c) Whenever the number of Warrant Shares is adjusted pursuant to Subsection (a) above, the Exercise Price shall simultaneously be adjusted by multiplying the Exercise Price immediately prior to such event by the number of Warrant Shares immediately prior to such event and dividing the product so obtained by the number of Warrant Shares, as adjusted. If an Exercise Price has not yet been established, an adjustment thereof shall be deferred until one is established pursuant to the terms of this Warrant.

     (d) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five percent (5%) in such price; provided, however, that any adjustments which by reason of this Subsection (d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 6 shall be made to the nearest cent or to the nearest one- hundredth of a share, as the case may be.

     (e) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of each Warrant to be mailed to the Holder. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this
Section 6, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

     (f) In the event that at any time, as a result of an adjustment made pursuant to this Section 6, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section 6.

     (g) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant.

     (h) In case at any time or from time to time conditions arise by reasons of action taken by the Company, which in the reasonable opinion of its Board of Directors, are not adequately covered by the provisions of Section 6 hereof, and which might materially and adversely affect the exercise rights of the Holder hereof, the Board of Directors shall appoint a firm of independent certified public accountants, which may be the firm regularly retained by the Company, which will give their opinion upon the adjustment, if any, on a basis consistent with the standards established in the other provisions of Section 6 necessary with respect to the Exercise Price then in effect and the number of shares of Common Stock for which the Warrant is exercisable, so as to preserve, without dilution, the exercise rights of the Holder. Upon receipt of such opinion, the Board of Directors shall forthwith make the adjustments described therein.

7. Loss or Destruction of Warrant. Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company shall execute and deliver a new Warrant Certificate of like tenor and date.

8. Notices. Any notice, demand or delivery authorized by this Warrant Certificate shall be in writing and shall be given to the Holder or the Company, as the case may be, at its address (or telecopier number) set forth below, or such other address (or telecopier number) as shall have been furnished to the party giving or making such notice, demand or delivery:

           If to the Company:

                   Golden River Resources Corporation
                   Level 8, 580 St. Kilda Road
                   Melbourne, Victoria Australia 3004
                   Fax: (613) 8532-2805
                   Attention: Peter Lee

           with a copy to:

                   Phillips Nizer LLP
                   666 Fifth Avenue
                   New York, New York 10103-0084
                   Fax: (212) 262-5152
                   Attention: Brian Brodrick

           If to the Holder:

                   RAB Special Situations (Master) Fund Limited
                   RAB Special Situations LP
                   c/o RAB Capital Limited
                   No. 1 Adam Street
                   London W2CN 6LE
                   United Kingdom
           with a copy to:

                   Dorsey & Whitney LLP
                   Republic Plaza Building, Suite 4700
                   370 Seventeenth Street
                   Denver, CO 80202-5647
                   Fax: (303) 629-3450
                   Attention: Kenneth Sam

     Each such notice, demand or delivery shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the intended recipient confirms the receipt of such telecopy or (ii) if given by any other means, when received at the address specified herein.

9. Rights of the Holder. Prior to exercise of any Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or any notice of any proceedings of the Company except as may be specifically provided for herein.

10. GOVERNING LAW. THIS WARRANT CERTIFICATE AND ALL RIGHTS ARISING HEREUNDER SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, AND THE PERFORMANCE THEREOF SHALL BE GOVERNED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS.

11. Amendments; Waivers. Any provision of this Warrant Certificate may be amended or waived if, and only if, such amendment or waiver is in writing and signed, bin the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

12. Company Reorganization. In the even of any sale of substantially all the assets of the Company or any reorganization, reclassification, merger or consolidation of the Company where the Company is not the surviving entity, then as a condition to the Company entering into such transaction, the entity acquiring such assets or the surviving entity, as the case may be, shall agree to assume the Company's obligations hereunder.

     IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of June 9, 2006.

                                         GOLDEN RIVER RESOURCES CORPORATION


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

                             WARRANT EXERCISE NOTICE

                (To be delivered prior to exercise of the Warrant
             by execution of the Warrant Exercise Subscription Form)

To:  Golden River Resources Corporation

     The undersigned hereby notifies you of its intention to exercise the Warrant to purchase shares of Common Stock, par value $.0001 per share, of Golden River Resources Corporation. The undersigned intends to exercise the Warrant to purchase ___________ shares (the "Shares") at $_____ per Share (the Exercise Price currently in effect pursuant to the Warrant).

     (CHECK ONE)

     |_| The undersigned elects to pay the aggregate Exercise Price for the Shares in cash, certified or official bank or bank cashier's check (or a combination of cash and check) as indicated below.

     |_| The undersigned elects to exercise its the "cashless" exercise right in accordance with the terms hereof and Section 2(b)(ii) of the Warrant Certificate with respect to ________ Common Shares. The undersigned will receive that number of Shares equal to the product of (x) the number of shares as to which is being exercised multiplied by (y) a fraction, the numerator of which is the Fair Market Value (as hereinafter defined) of the Shares less the Exercise Price and the denominator of which is such Fair Market Value.

Date:____________________

                                                     ---------------------------
                                                     (Signature of Owner)

                                                     ---------------------------
                                                     (Street Address)

                                                     ---------------------------
                                                     (City) (State) (Zip Code)



Payment: $___________________________ cash $ ________________________ check

                       WARRANT EXERCISE SUBSCRIPTION FORM
                (To be executed only upon exercise of the Warrant
                    after deliver of Warrant Exercise Notice)

To: Golden River Resources Corporation

     The undersigned irrevocably exercises the Warrant for the purchase of ___________ shares (the "SHARES") of Common Stock, par value $.0001 per share, of Golden River Resources Corporation (the "COMPANY") at $_____ per Share (the Exercise Price currently in effect pursuant to the Warrant).

     |_| The undersigned herewith makes payment of $___________ (such payment being made in cash or by certified or official bank or bank cashier's check payable to the order of the Company or by any permitted combination of such cash or check), all on the terms and conditions specified in the within Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

     |_| The undersigned elects to exercise its the "cashless" exercise right in accordance with the terms hereof and Section 2(b)(ii) of the Warrant Certificate with respect to ________ Common Shares. The undersigned will receive that number of Shares equal to the product of (x) the number of shares as to which is being exercised multiplied by (y) a fraction, the numerator of which is the Fair Market Value (as hereinafter defined) of the Shares less the Exercise Price and the denominator of which is such Fair Market Value.

Date:____________________

                                                     ---------------------------
                                                     (Signature of Owner)

                                                     ---------------------------
                                                     (Street Address)

                                                     ---------------------------
                                                     (City) (State) (Zip Code)


Securities and/or check to be issued to:
                                        ----------------------------------------

Please insert social security or identifying number:
                                                    ----------------------------

Name:
     ---------------------------------------------------------------------------

Street Address:
               -----------------------------------------------------------------

City, State and Zip Code:
                         -------------------------------------------------------

Any unexercised portion of the Warrant evidenced by the within Warrant Certificate to be issued to:
                            ----------------------------------------------------

Please insert social security or identifying number:
                                                    ----------------------------

Name:
     ---------------------------------------------------------------------------

Street Address:
               -----------------------------------------------------------------

City, State and Zip Code:
                         -------------------------------------------------------

                             WARRANT ASSIGNMENT FORM

                                            Dated ___________ ___, _____


     FOR  VALUE  RECEIVED,  _______________________ hereby  sells,  assigns  and transfers unto
               ----------------------------------------------- (the "ASSIGNEE"),
                  (please type or print in block letters)

--------------------------------------------------------------------------------
(insert address)

its right to purchase up to shares of Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint _______________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.



                                           Signature:___________________________